UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2019, Rowan Companies plc, a public limited company organized under the laws of England and Wales (the “Company” or “Rowan”) amended its Credit Agreement, dated as of May 22, 2018 (the “Existing Credit Agreement”), by entering into that certain Amendment No. 1, Temporary Waiver, and Commitment Reduction Agreement (“Amendment No. 1”).

The effectiveness of Amendment No. 1 remains subject to and is conditioned upon satisfaction of certain conditions precedent, including (a) termination of the Amended and Restated Credit Agreement dated as of January 23, 2014, among Rowan, Rowan Companies, Inc., Wilmington Trust, N.A. and the other parties thereto, as amended, and (b) the consummation of the pending transaction (the “Transaction”) pursuant to that certain Transaction Agreement, dated October 7, 2018, between the Company and Ensco plc, a public limited company organized under the laws of England and Wales, as amended, which remains subject to final regulatory approval and certain other closing conditions. Amendment No. 1, among other things, provides for (i) a pro rata commitment reduction equal to $191,000,000 (the “2019 Commitment Reduction”); (ii) a temporary waiver for six months of a change of control event of default resulting from the Transaction; and (iii) certain other conforming amendments. After giving effect to the 2019 Commitment Reduction, commitments of lenders under the Existing Credit Agreement are $764,000,000.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1, Temporary Waiver, and Commitment Reduction Agreement, dated February 28, 2019, by and among RDC Holdings Luxembourg S.à r.l., a Luxembourg private limited liability company, Rowan Companies plc, an English public limited company and the other parties thereto.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2019	ROWAN COMPANIES PLC

By:	/s/ Mark F. Mai
Mark F. Mai
Executive Vice President, General Counsel & Secretary